                                                                   Exhibit 10.36


                              ADDENDUM TO AGREEMENT

      This ADDENDUM TO AGREEMENT ("ADDENDUM") is made and entered into as of this 12th day of April, 2002, by and among MKZ Fund, LLC, a limited liability company ("MKZ FUND"); The McKenna Group, LLC, a California limited liability company ("THE MCKENNA GROUP"); McKenna Enterprises, Inc., a California corporation ("MKE"); and ZiaSun Technologies, Inc., a Nevada corporation ("ZIASUN"); and each of the persons and entities executing this Addendum as a managing member of MKZ Fund (collectively "MKZ FUND MANAGING MEMBER"); collectively hereinafter "PARTY" in the singular and "PARTIES" in the plural.

                               R E C I T A L S

      A. MKZ Fund acquired a membership interest (the "MVA MEMBERSHIP INTEREST") in McKenna Venture Accelerator, LLC, a Delaware limited liability company, now known as McKenna Capital, LLC ("MVA").

      B. Pursuant to paragraph Fourth of that certain Agreement, dated as of December 5, 2001, entered into by the Parties (the "DECEMBER 2001 Agreement"), MKZ Fund assigned and transferred to ZiaSun all of MKZ Fund's right, title and interest in the MVA Membership Interest (the "MKZ TRANSFER").

      C. Concurrently with the execution of this Addendum: (1) the Parties are entering into that certain Agreement of even date (the "MKZ AGREEMENT") for the purpose of clarifying their relationships and actions as members and/or managers of MKZ Fund. A copy of the MKZ Agreement is attached hereto as Exhibit A and by reference incorporated herein; and (2) the Parties, together with McKenna Capital Partners, LLC, the managing member of MVA (the "MVA MANAGING MEMBER"), and others, intend to execute that certain Transfer, Consent and Settlement Agreement of even date herewith (the "SETTLEMENT AGREEMENT").

      D. The MVA Managing Member has asserted that it did not consent to the MKZ Transfer as required by MVA's operating agreement, and that, therefore, the MKZ Transfer is ineffective. Nevertheless, the MVA Managing Member is willing to consent to a transfer of the MVA Membership Interest pursuant to the terms of the Settlement Agreement.

      E. The Parties are executing this Addendum for the purpose of evidencing their agreement that (1) in lieu of the purported MKZ Transfer pursuant to the December 2001 Agreement, the MVA Membership shall be transferred pursuant to the terms and conditions of the Settlement Agreement; (2) the December 2001 Agreement shall be superceded in its entirety by this Addendum, the MKZ Agreement and the Settlement Agreement and shall be of no further force or effect; (3) MKE shall retain the Equity Stubs (as defined in the December 2001 Agreement) that it received pursuant to the December 2001 Agreement; (4) ZiaSun shall transfer its membership interest in MKZ Fund (the "MKZ MEMBERSHIP INTEREST") to MKE; and (5) all of the Parties except ZiaSun, on the one hand, and ZiaSun, on the other hand, shall release each other from any claims and liabilities relating to MKZ Fund.

      NOW, THEREFORE, in consideration of the mutual covenants of the Parties set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. TRANSFER OF MVA MEMBERSHIP INTEREST. Subject to the satisfaction of the conditions set forth in paragraph 5 below:

      A. The Parties acknowledge that the MVA Managing Member has asserted that it did not consent to the MKZ Transfer and that therefore MVA does not recognize such transfer as effective under the MVA operating agreement. Accordingly, the Parties hereby agree that the purported MKZ Transfer is ineffective and of no force or effect. In lieu thereof, pursuant to the terms and conditions of the

Settlement Agreement, MKZ Fund shall transfer the MVA Membership Interest to the MVA Managing Member. The Parties hereby unconditionally consent to such transfer of the MVA Membership Interest and hereby authorize the MKZ Fund Managing Member to execute the Settlement Agreement on behalf of MKZ Fund for all purposes set forth therein, including, without limitation, to effect immediately such transfer of the MVA Membership Interest. The Parties expressly agree that no further action or consent by any of them shall be necessary to authorize or effect such transfers of the MVA Membership Interest; and

      B. MKE shall retain the Equity Stubs.

2. TRANSFER OF MKZ MEMBERSHIP INTEREST. Subject to the satisfaction of the conditions set forth in paragraph 5 below:

      A. ZiaSun hereby assigns, conveys and transfers to MKE all of ZiaSun's rights, title and interest in the MKZ Membership Interest, and MKE hereby accepts the assignment of the MKZ Membership Interest. ZiaSun shall no longer be a member of MKZ and shall have no rights, liabilities or obligations in respect of MKZ Fund or under the Limited Liability Company Operating Agreement of MKZ Fund, dated as of July 14, 2000, as amended, modified or restated in any manner (the "MKZ FUND OPERATING AGREEMENT"), including without limitation any right to the profits, losses or distributions of MKZ Fund.

      B. The Parties hereby approve such transfer of the MKZ Membership Interest, and the MKZ Fund Managing Member hereby agrees to amend the MKZ Fund Operating Agreement to reflect such transfer.

      C. The Parties hereby agree that MKE, as ZiaSun's transferee of the MKZ Membership Interest, and not ZiaSun, shall be responsible for all expenses incurred by the MKZ Fund Managing Member in connection with such transfer and shall indemnify MKZ Fund and the MKZ Fund Managing Member in the manner required by Section 10.2 of the MKZ Fund Operating Agreement.

      D. The following agreements, together with any amendments or addenda thereto (collectively, the "TERMINATED AGREEMENTS"), are hereby terminated and shall be of no further force and effect: (1) Business Agreement, dated April 20, 2000 by and between ZiaSun and The McKenna Group; (2) Venture Fund Agreement, dated July 3, 2001, by and among ZiaSun Technologies, Inc., The McKenna Group and MKE; and (3) Agreement, executed by ZiaSun Technologies, Inc. on April 13, 2001 with MKE.

3. RELEASE. Subject to the satisfaction of the conditions set forth in paragraph 5 below:

      A. Each of Parties except ZiaSun, for itself and each of its respective predecessors and successors; its past, present and future assigns, agents and representatives; and each entity that it has the power to bind (by act or signature) or over which it directly or indirectly exercises control, including, without limitation, MKZ Fund (each a "MKZ RELEASING PARTY"), hereby unconditionally and completely releases, settles and discharges ZiaSun, and each of its subsidiary, affiliated and parent entities, and their respective shareholders, directors, officers, employees, advisors, attorneys, agents, successors and assigns (collectively, the "MKZ RELEASED ENTITIES") from any and all claims that a MKZ Releasing Party ever had, now has or hereafter may have directly or indirectly by reason of any act, transaction, obligation, matter, or cause of any kind occurring on or prior to the date hereof, including, without limitation, any and all claims directly or indirectly a result of, pursuant to, arising out of or relating to the Breach (as defined in the Settlement Agreement), or the Defaulted Capital Contribution (as defined in the Settlement Agreement), or any breach of the MKZ Fund Operating Agreement, or any action or inaction by the MKZ Released Entities, or the membership in MKZ Fund, or the transfer of the MKZ Membership Interest, or any of the Terminated Agreements, or any dealing or transaction between any of the MKZ Releasing Parties and the MKZ Released Entities, including, without limitation, any claim for damage or loss (whether incidental, punitive, indirect or consequential even if apprised of the possibility of such damage or loss) arising under any theory of contract, tort (including negligence), strict liability or otherwise, in each such case whether or not now known (collectively, the "MKZ RELEASED CLAIMS"); PROVIDED, HOWEVER, the MKZ Released Claims shall not include claims that any of the MKZ Releasing Parties may have for any breach of this Addendum, the MKZ Agreement or the Settlement Agreement.

      B. Each MKZ Releasing Party hereby agrees that it will not bring any claim, action or suit of any sort based upon, arising out of, or related in any way to the MKZ Released Claims and covenants and agrees not to assert such claims, directly or indirectly, against any of the MKZ Released Entities.

      C. ZiaSun, for itself and each of its respective predecessors and successors; its past, present and future assigns, agents and representatives; and each entity that it has the power to bind (by act or signature) or over which it directly or indirectly exercises control, including, without limitation, MKZ Fund (each a "ZIASUN RELEASING PARTY"), hereby unconditionally and completely releases, settles and discharges each of the Parties except ZiaSun, and each of the Parties' subsidiary, affiliated and parent entities, and their respective shareholders, members, managers, directors, officers, employees, advisors, attorneys, agents, successors and assigns (collectively, the "ZIASUN RELEASED ENTITIES") from any and all claims that a ZiaSun Releasing Party ever had, now has or hereafter may have directly or indirectly by reason of any act, transaction, obligation, matter, or cause of any kind occurring on or prior to the date hereof, including, without limitation, any and all claims directly or indirectly a result of, pursuant to, arising out of or relating to the Breach or the Defaulted Capital Contribution, or any breach of the Operating Agreement, or any action or inaction by the MKZ Released Entities, or the membership in MKZ Fund, or the transfer of the MKZ Membership Interest, or any of the Terminated Agreements, or any dealing or transaction between any of the ZiaSun Releasing Parties and the ZiaSun Released Entities, including, without limitation, any claim for damage or loss (whether incidental, punitive, indirect or consequential even if apprised of the possibility of such damage or loss) arising under any theory of contract, tort (including negligence), strict liability or otherwise, in each such case whether or not now known (collectively, the "ZIASUN RELEASED CLAIMS"); PROVIDED, HOWEVER, the ZiaSun Released Claims shall not include claims that any of the ZiaSun Releasing Parties may have for any breach of this Addendum, the MKZ Agreement or the Settlement Agreement. (The MKZ Released Claims and the ZiaSun Released Claims are collectively referred to as the "RELEASED CLAIMS.").

      D. Each ZiaSun Releasing Party hereby agrees that it will not bring any claim, action or suit of any sort based upon, arising out of, or related in any way to the ZiaSun Released Claims and covenants and agrees not to assert such claims, directly or indirectly, against any of the ZiaSun Released Entities.

4. REPRESENTATIONS AND WARRANTIES. Each Party hereby represents and warrants, on behalf of itself and with respect to itself only, to each of the other Parties as follows:

      A. The Party has not assigned, transferred, conveyed or otherwise disposed of any Released Claims, or any direct or indirect interest in any such Released Claims, in whole or in part.

      B. Each of the Addendum, the MKZ Agreement and the Settlement Agreement is a valid and binding obligation of the Party and is enforceable against such Party in accordance with its terms.

      C. There is no action, suit, proceeding, dispute, litigation, claim, complaint or investigation by or before any court, tribunal, governmental body, governmental agency or arbitrator pending, or to the best of the Party's knowledge, threatened against any of the Parties that challenges or would challenge the execution and delivery of this Addendum or the taking of any of the actions required to be taken by each of the Parties.

      D. Neither the execution and delivery of this Addendum, the MKZ Agreement or the Settlement Agreement nor the performance thereof will (a) result in any violation or breach of any agreement or other instrument to which it is a party or by which it is bound, or (b) result in a violation of law, rule, regulation, treaty, ruling, directive, order, arbitration award, judgment or decree to which it is subject.

      E. No authorization, instruction, consent or approval of any person or entity is required to be obtained by it in connection with the execution and delivery of this Addendum or the performance hereof.

5. EXECUTION OF THE SETTLEMENT AGREEMENT; EFFECTIVENESS OF ADDENDUM AND SETTLEMENT AGREEMENT. The Parties hereby agree to execute the Settlement Agreement and the MKZ Agreement concurrently with the execution of this Addendum. None of this Addendum, the MKZ Agreement and the Settlement Agreement shall be effective or binding upon any of the Parties until each such agreement has been executed by each of the respective parties thereto.

6. ENTIRE AGREEMENT. The Parties further agree that this Addendum, the MKZ Agreement and the Settlement Agreement, upon full execution thereof, shall supercede and replace the December 2001 Agreement in its entirety and shall be the sole and exclusive agreements among the Parties concerning the subject matter hereof.

7. FURTHER ASSURANCES. Each Party, upon the request of any other Party, shall promptly take all such action and execute such other documents and instruments that may be necessary, advisable or useful to convey the full benefit of the transactions contemplated hereby.

8. GOVERNING LAW. This Addendum shall be governed by and construed under the laws of the State of California without regard to without regard to conflicts of law principles.

9. COUNTERPARTS; ORIGINALS. This Addendum may be executed in counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument. Once signed, any reproduction of this Addendum made by reliable means (e.g., photocopy, facsimile), is considered an original.

10. SECTION 1542 OF THE CIVIL CODE. Each of the Parties (i) represents, warrants, and acknowledges that it has been fully advised by its attorney of the contents of Section 1542 of the Civil Code of the State of California, and (ii) hereby expressly waives the benefits thereof and any rights such party may have thereunder. Section 1542 of the Civil Code of the State of California provides as follows:

      "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

Each of the Parties also hereby waives the benefits of, and any rights it may have under, any statute or common law principle of similar effect in any jurisdiction.




                           [SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the Parties have executed this Addendum as of the first day set forth above.


MKZ FUND:                               MKZ FUND, LLC

                                        BY MKZ FUND MANAGING MEMBER:

                                              THE MCKENNA GROUP, LLC


                                              By:  /s/ GEOFFREY MOTT
                                              ----------------------------
                                              Name:  Geoffrey Mott
                                              Title:  Manager

                                              MCKENNA ENTERPRISES, INC.


                                              By:  /s/ GEOFFREY MOTT
                                              ----------------------------
                                              Name:  Geoffrey Mott
                                              Title: President/CEO


                                              ----------------------------
                                              GEOFFREY MOTT, AN INDIVIDUAL



MKE:                                    MCKENNA ENTERPRISES, INC.


                                        By:  /s/ GEOFFREY MOTT
                                             -----------------------------
                                        Name:  Geoffrey Mott
                                        Title:  President/CEO



ZIASUN:                                 ZIASUN TECHNOLOGIES, INC.


                                        By:  /s/ PAUL A. HELBLING
                                             -----------------------------
                                        Name:  PAUL A. HELBLING
                                        Title:

                                    EXHIBIT A



                                    AGREEMENT



      This AGREEMENT ("AGREEMENT") is made and entered into as of this 5th day of December, 2001, by and among McKenna Enterprises, Inc. a California corporation ("MKE"), ZiaSun Technologies, Inc., a Nevada corporation ("ZiaSun"), and MKZ Fund, LLC, a Delaware limited liability company ("MKZ").



                                 R E C I T A L S

      A.  MKE and ZiaSun are the only two (2) members of MKZ.

      B. In accordance with various agreements between MKE and ZiaSun, ZiaSun originally was obligated to make cash contributions into MKZ in the aggregate amount of $15,000,000.00; $8,000,000.00 thereof was to be utilized by MKZ to make a required capital contribution in such amount to McKenna Venture Accelerator, LLC, a Delaware limited liability company ("MVA"), in order to purchase a membership interest in MVA ("MVA MEMBERSHIP INTEREST") and the remaining $7,000,000.00 was to be used by MKZ to purchase equity interests ("EQUITY STUBS") in investee companies.

      C. ZiaSun contributed directly to MKZ $4,364,000.00 in cash of the $8,000,000.00 and MKZ utilized such funds to make a $4,364,000.00 capital contribution to MVA toward the purchase of the MVA Membership Interest.

      D. ZiaSun contributed indirectly to MKZ $1,850,000.00 by remitting such amount directly to MVA as a capital contribution by MKZ toward the purchase of the MVA Interest.

      E. MKZ has thus contributed to MVA $6,214,000.00 of its $8,000,000.00 capital contribution obligation leaving an unpaid balance of $1,786,000.00.

F. ZiaSun contributed directly to MKZ $940,000.00 of the $7,000,000.00 which MKZ utilized to purchase the Equity Stubs identified on EXHIBIT A attached hereto which are owned by MKZ in its name.

      G. MKZ, MKE and ZiaSun subsequently agreed to reduce ZiaSun's $7,000,000.00 contribution obligation to $940,000.00 reflecting the consideration paid for the Equity Stubs thereby eliminating ZiaSun's obligation to contribute the balance of such $7,000,000.00, i.e., $6,060,000.00.

      H. ZiaSun desires to have MKE assume $386,000.00 of MKZ's remaining contribution obligation to MVA in exchange for the assignment and transfer to MKE of all of MKZ's right, title and interest in the Equity Stubs which, in effect, will relieve ZiaSun of $386,000.00 of its remaining capital contribution obligation to MKZ, and MKE is willing to agree to this exchange.

      I. ZiaSun desires to have MKZ assign and transfer to ZiaSun all of MKZ's right, title and interest in the MVA Membership Interest which MKZ is willing to do if ZiaSun expressly assumes all of MKZ's obligations with respect to the MVA Membership Interest including, without limitation, the obligation to make the remaining capital contribution in the amount of $1,786,000.00 to MVA with respect thereto.

      NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties hereto agree as follows:

      FIRST, MKE hereby expressly assumes $386,000.00 of MKZ's remaining obligation to make a capital contribution in the amount of $1,786,000.00 to MVA and MKE shall immediately contact MVA to obtain MVA's agreement regarding the timing and manner of payment of such $386,000.00 payment by MKE.

      SECOND, MKZ hereby assigns and transfers to MKE all of MKZ's right, title and interest in the Equity Stubs.

      THIRD, ZiaSun hereby expressly assumes all of MKZ's obligations with respect to the MVA Membership Interest including, without limitation, the obligation to make the remaining capital contribution in the amount of $1,400,000.00 to MVA with respect thereto.

      FOURTH, MKZ hereby assigns and transfers to ZiaSun all of MKZ's right, title and interest in the MVA Membership Interest.

      FIFTH, Each party hereto, upon the request of any other party, shall promptly take all such action and execute such other documents and instruments that may be necessary, advisable or useful to convey the full benefit of the transactions contemplated hereby to such other party.

      SIXTH, this Agreement, and all matters and disputes arising with respect to it, shall be governed by the law of the State of California without reference to rules governing conflicts of law.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

McKENNA ENTERPRISES, INC.                 ZiaSun Technologies, Inc.
a California corporation                        a Delaware corporation



By: /s/ GEOFF MOTT                    By: /s/ D. SCOTT ELDER
    --------------------------            ------------------------------

Name: GEOFF MOTT                      Name: D. SCOTT ELDER
    --------------------------            ------------------------------

Title: CEO                            Title: CEO
    --------------------------            ------------------------------


MKZ FUND, LLC
a Delaware limited liability company



By:   /s/ GEOFF MOTT
      ------------------------

Name: GEOFF MOTT
      ------------------------

Title: MANAGER
       -----------------------

                                    EXHIBIT A



Equity stubs purchased with ZiaSun contributions:

---------------------------------------------------------------------------
  DATE                DESCRIPTION                              AMOUNT
---------------------------------------------------------------------------
04/25/00     OneSecure equity stub                           $ 100,000
---------------------------------------------------------------------------
04/25/00     EnQuo equity stub                                 100,000
---------------------------------------------------------------------------
08/14/00     B2BWeb equity stub                                150,000
---------------------------------------------------------------------------
11/21/00     HomeDirector equity stub                           75,000
---------------------------------------------------------------------------
11/21/00     eVision equity stub                                65,000
---------------------------------------------------------------------------
11/21/00     Last Mile Services equity stub                     65,000
---------------------------------------------------------------------------
11/21/00     iSXequity stub                                    100,000
---------------------------------------------------------------------------
01/30/01     Last Mile Services equity stub                     35,000
---------------------------------------------------------------------------
01/31/01     Tradeworx equity stub                             250,000
---------------------------------------------------------------------------
TOTAL                                                        $ 940,000
---------------------------------------------------------------------------